EXHIBIT 99

                                CASH TRANSACTIONS

                            CANADIAN GENERAL CAPITAL
                            ------------------------

12/31/97  Receipt of Interest on Canadian General Insurance       $2,281,455.31
          Group Limited 9.125% Subordinated Debentures due        -------------
          March 31, 2026

12/31/97  Funds disbursed to Holders of Canadian General Trust    $2,281,455.31
          Originated Preferred Securities and Common Stock        -------------















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